UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-9353

Seligman New Technologies Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman
New Technologies Fund, Inc.

(In Liquidation)

Annual Report
December 31, 2006

J. & W. Seligman & Co.
Incorporated
Established 1864
100 Park Avenue, New York, NY 10017

Table of Contents

To The Stockholders	1
Interview With Your Portfolio Managers	2
Portfolio Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Notes to Financial Statements	12
Financial Highlights	20
Report of Independent Registered Public Accounting Firm	21
Federal Tax Status of 2006 Distribution	22
Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement	23
Directors and Officers	27
Additional Fund Information	30

To The Stockholders

Your annual stockholder report for Seligman New Technologies Fund, Inc. follows this letter. The report contains a discussion with your portfolio managers, as well as the Fund’s portfolio of investments and financial statements.

In December 2006, the Fund made a distribution to stockholders in accordance with the Fund’s plan of complete liquidation and dissolution, which was approved in February 2004. To date, total liquidation distributions have been $1.25 per share. The distributions have included and will include proceeds from the sale of the Fund’s holdings.

On February 14, 2007, the Fund filed Form 8-K with the Securities and Exchange Commission indicating that it had signed letters of intent agreeing to sell its restricted securities. Please see note 11 on page 19 of this report for more details.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 27, 2007

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP
Stockholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail Inquiries To:
P.O. Box 9759
Providence, RI 02940-9759

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP

Important Telephone Numbers
(800) 221-2450  Stockholder Services
(800) 445-1777  Retirement Plan Services
(212) 682-7600  Outside the United States
(800) 622-4597  24-Hour Automated Telephone Access Service

Interview With Your Portfolio Managers
Richard Parower, Reema Shah and Lauren Wu

Q.	How did Seligman New Technologies Fund, Inc. perform for the year ended December 31, 2006?
A.

For the year ended December 31, 2006, Seligman New Technologies Fund posted a total return of 9.5%. As the Fund is in liquidation, its public securities have been sold where possible. As of December 31, 2006, 83.4% of the Fund’s net assets were in private securities.

Q.	What market conditions and economic events materially affected the Fund’s performance during the year ended December 31, 2006?
A.

As the Fund is in the process of liquidation, market conditions and economic events had little impact on performance. The year 2006 was the strongest year for IPOs since 2004. According to Dow Jones VentureOne, 56 venture-backed companies went public in 2006, bringing $3.72 billion to market. Of those 56 IPOs, 20 were Information Technology companies, valued at $1.95 billion, nearly double the 11 technology IPOs that raised $682.6 million in 2005.

Mergers and acquisitions activity accounted for 414 deals valued at $31.18 billion. Within information technology, 273 companies were acquired in 2006, 18 more than in 2005, for a combined value of $19.33 billion, an increase of 38% over 2005 totals. The median amount paid for all acquired companies in 2006 was $52 million, up from $47.2 million in 2005.

Q.	What investment strategies and techniques materially affected the Fund’s performance during the year?
A.

On May 30, 2006, Healthways, Inc. announced the signing of a definitive merger agreement with one of the Fund’s private portfolio companies, LifeMasters Supported SelfCare, which resulted in a large write-up in value for the company. Healthways announced that that the merger was expected to close in the fourth quarter of 2006 subject to satisfaction of customary closing conditions and regulatory approval. On October 2, 2006, Healthways and LifeMasters jointly announced that the merger agreement between the two companies had been terminated. The termination followed a data and reporting error made by a third party actuarial firm with regard to a LifeMasters contract that had recently been reported to LifeMasters. The error was unknown to LifeMasters at the time the parties entered into the Merger Agreement. The correction of the data and reporting error made by the third party materially impacted prior period revenues and the financial projections which were relied upon by Healthways in entering into the merger agreement. Despite the best efforts of both companies, an agreement on a revised valuation for the merger could not be reached. As a result, the Fund wrote down the value of its LifeMasters holding.

The Fund’s management team revalues companies as new information becomes available, and the aggregate value reflected in the Fund’s NAV represents what Seligman believes to be the current fair value for these companies. Our process for valuing companies includes, but is not limited to, information Seligman receives from the companies themselves, such as quarterly financial statements, as well as managements’ outlooks for their companies.

_________________

The views and opinions expressed are those of the Portfolio Managers, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Portfolio Overview   (liquidation basis)

Diversification of Net Assets  December 31, 2006

				Percent of Net Assets December 31,
	Issues	Cost	Value	2006	2005
Convertible Preferred Stocks:
Application Software	—	—	—	—	2.1
Communications Equipment	2	$6,327,009	—	—	—
Health Care Equipment and Supplies	1	5,473,006	$203,876	0.7	17.8
Internet Software and Services	9	24,059,860	7,301,220	24.7	19.4
IT Services	1	4,082,544	3,852,901	13.1	12.4
Systems Software	1	4,203,479	—	—	1.8
Wireless Telecommunication Services	1	1,875,631	—	—	0.1
Total Convertible Preferred Stocks	15	46,021,529	11,357,997	38.5	53.6
Limited Partnerships:
Multi-Sector Holdings	5	8,890,463	10,645,373	36.0	24.2
Common Stocks:
Air Freight and Logistics	—	—	—	—	0.1
Application Software	1	1,625,001	—	—	—
Communications Equipment	1	625,811	—	—	—
Computers and Peripherals	1	3,024,518	164,252	0.6	—
Electronic Equipment and Instruments	—	—	—	—	0.5
Health Care Equipment and Supplies	—	—	—	—	0.1
Internet Software and Services	3	4,195,221	30,509	0.1	0.2
IT Services	2	5,289,849	1,059,783	3.6	3.9
Multi-Sector Holdings	1	306,494	10,290	—	—
Systems Software	4	12,847,693	1,370,669	4.6	—
Wireless Telecommunication Services	—	—	—	—	0.5
Total Common Stocks	13	27,914,587	2,635,503	8.9	5.3
Convertible Promissory Notes:
Internet Software and Services	1	210,666	—	—	—
Short-Term Holdings and Other Assets Less Liabilities	8	7,119,907	4,910,615	16.6	16.9
Net Assets	42	$90,157,152	$29,549,488	100.0	100.0

Largest Portfolio Holdings*  December 31, 2006

Security	Value	Percent of Net Assets
Walden VC II L.P	$5,297,815	17.9
iBiquity Digital (Series A and C)	3,953,488	13.4
LifeMasters Supported SelfCare (Series E)	3,852,901	13.0
Edison Venture Fund IV L.P.	3,578,581	12.1
The Petroleum Place (Series C)	$1,537,937	5.2
QuinnStreet (Series B)	1,494,918	5.1
InnoCal II L.P.	1,375,578	4.7
Double-Take Software	1,370,669	4.6
Access Data (Class A)	1,053,000	3.6

* Excludes short-term holdings.

Portfolio Overview   (liquidation basis)

Largest Industries†

December 31, 2006

†  Excludes short-term holdings.

Composition of Net Assets

December 31, 2006

Portfolio of Investments   (liquidation basis)
December 31, 2006

	Shares or Partnership Interest		Acquisition Date*	Cost*	Value
Restricted Securities# 83.4%

Convertible Preferred Stocks 38.5%
Communications Equipment 0.0%
Geographic Network Affiliates International (Series A)ø	63,200	shs.	12/29/99	$6,327,009	—
Geographic Network Affiliates International (Series B)	316,000		12/5/01	—	—
					—
Health Care Equipment and Supplies 0.7%
GMP Companies (Series A)	1,092,000		9/15/99	5,473,006	$203,876
Internet Software and Services 24.7%
Adexa (Series C)	98,003		8/24/00	1,244,950	38,221
Adexa (Series E)	59,394	†	7/12/02	75,438	18,412
iBiquity Digital (Series A)	383,495		1/19/00	3,559,221	2,101,553
iBiquity Digital (Series C)	464,144		4/24/02	1,424,923	1,851,935
NeoPlanet (Series C)ø	1,344,302		2/18/00	6,319,998	—
The Petroleum Place (Series C)	68,505		3/7/00	4,050,016	1,537,937
QuinStreet (Series B)	166,102		5/25/00	490,001	1,494,918
Techies.com (Series C)	743,529		1/27/00	6,320,139	—
UGO Networks (Series II)	290,162		1/30/01	575,174	258,244
					7,301,220
IT Services 13.1%
LifeMasters Supported SelfCare (Series E)	510,318		1/31/00	4,082,544	3,852,901
Systems Software 0.0%
FlashPoint Technology (Series E)ø	1,037,037		9/10/99	4,203,479	—
Wireless Telecommunication Services 0.0%
fusionOne (Series D)	345,420		9/13/00 to 10/11/00	1,875,631	—
Total Convertible Preferred Stocks (Cost $46,021,529)					11,357,997

Limited Partnerships 36.0%
Multi-Sector Holdings 36.0%
Asia Internet Capital Ventures	$336,174		8/15/00	336,742	265,914
Compass Venture Partners	449,999		11/22/99 to 2/21/02	458,087	127,485
Edison Venture Fund IV	404,254		7/6/01 to 12/19/02	404,254	3,578,581
InnoCal II	1,794,943		11/16/00 to 10/16/06	1,794,943	1,375,578
Walden VC II	5,889,038		5/17/00 to 10/12/06	5,896,437	5,297,815
Total Limited Partnerships (Cost $8,890,463)					10,645,373

See footnotes on page 7.

Portfolio of Investments   (liquidation basis)
December 31, 2006

	Shares or Principal Amount		Acquisition Date*	Cost*	Value
Common Stocks 8.9%
Application Software 0.0%
Sensable Technologiesø	3,060	shs.	4/5/00 to 10/1/04	$1,625,001	—
Communications Equipment 0.0%
WaveSplitter Technologies	7,322		9/22/00	625,811	—
Computers and Peripherals 0.6%
VillageEDOCS	1,752,491		4/3/00 to 5/24/01	3,024,518	$164,252
Internet Software and Services 0.1%
etang.com	71,457		1/6/00	—	5,002
UGO Networks	44,350		11/12/99	3,162,334	20,844
Workstream	8,326		3/23/00	1,032,887	4,663
					30,509
IT Services 3.6%
Access Data (Class A)ø	3,190,909		3/29/00	5,265,000	1,053,000
Axentis	67,828		6/23/00	24,849	6,783
					1,059,783
Multi-Sector Holdings 0.0%
Tower Gate (Series E)	202,053		7/26/00	306,494	10,290
Systems Software 4.6%
Coventorø	4,196,058		3/8/00	5,265,002	—
Double-Take Software‡	133,023		4/14/00 to 12/14/06	1,227,470	1,370,669
Entegrity Solutions	59,413		2/16/00 to 4/25/02	3,195,221	—
Enterworks	52,667		12/30/99	3,160,000	—
					1,370,669
Total Common Stocks (Cost $27,914,587)					2,635,503

Convertible Promissory Notes 0.0%
Internet Software and Services 0.0%
Techies.com, 9% due 2/20/2008	$210,666		2/22/01	210,666	—
Total Convertible Promissory Notes (Cost $210,666)					—

See footnotes on page 7.

Portfolio of Investments   (liquidation basis)
December 31, 2006

	Principal Amount		Acquisition Date*	Cost*	Value

Restricted Short-Term Holdings 0.0%
Convertible Promissory Notes 0.0%
Geographic Network Affiliates International 9%, payable on demand	$1,011,200	†	12/5/01 to 3/12/02	$1,011,748	—
Techies.com:
9%, payable on demand	771,976		6/7/00	771,976	—
9%, payable on demand	421,333		2/22/01	425,568	—
Total Restricted Short-Term Holdings (Cost $2,209,292)					—
Total Restricted Securities (Cost $85,246,537)					$24,638,873

Unrestricted Short-Term Holdings 26.0%
Fixed Time Deposits 19.9%
Bank of Montreal, Toronto 5.15%, 1/3/2007	1,470,000				1,470,000
BNP Paribas, Grand Cayman 5.29%, 1/2/2007	1,470,000				1,470,000
Rabobank Nederland, Grand Cayman 5.29%, 1/2/2007	1,470,000				1,470,000
Royal Bank of Scotland, London 5.20%, 1/3/2007	1,470,000				1,470,000
					5,880,000
Repurchase Agreement 6.1%
State Street Bank 4.35%, dated 12/29/2006, maturing 1/2/2007, in the amount of $1,818,879 collateralized by: $1,870,000 US Treasury Notes 4.50%, 2/16/2016, with a fair market value of $1,877,013	1,818,000				1,818,000
Total Unrestricted Short-Term Holdings (Cost $7,698,000)					7,698,000
Total Investments (Cost $92,944,537) 109.4%					32,336,873
Other Assets Less Liabilities (9.4)%					(2,787,385)
Net Assets 100.0%					$29,549,488

*	Required disclosure for restricted securities only.

#	Restricted securities listed are non-income producing, unless otherwise indicated, and were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of these holdings as set forth in various agreements entered into in connection with the purchase of these investments. The Fund typically will bear costs in connection with the disposition of these investments including those involved in registration under the Securities Act of 1933, but under certain limited circumstances, such cost could be borne by the issuer. These investments are valued at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors.

ø	Affiliated issuer (Fund’s holding representing 5% or more of the outstanding voting securities).

‡	Income-producing security.

†	Warrants attached.

See Notes to Financial Statements.

Statement of Assets and Liabilities   (liquidation basis)
December 31, 2006

Assets:
Investments, at value:
Convertible preferred stocks* (cost $46,021,529)	$11,357,997
Limited partnerships (cost $8,890,463)	10,645,373
Common stocks* (cost $27,914,587)	2,635,503
Convertible promissory notes (cost $210,666)	—
Short-term holdings (cost $9,907,292)	7,698,000
Total Investments (cost $92,944,537)	32,336,873
Cash	530
Receivables from sales of investments held in escrow	917,264
Expenses prepaid to stockholder service agent	11,403
Interest receivable	3,655
Other	1,694
Total Assets	33,271,419

Liabilities:
Accrued liquidation period expenses (Note 1)	3,721,931
Net Assets	$29,549,488

Composition of Net Assets:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized; 14,744,393 shares outstanding):	$147,444
Additional paid-in capital	509,640,228
Accumulated net realized loss	(419,630,520)
Net unrealized depreciation of investments	(60,607,664)
Net Assets	$29,549,488

Net Asset Value per Share	$2.00

*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost of $29,005,489 and a value of $1,053,000.

See Notes to Financial Statements.

Statement of Operations   (liquidation basis)
For the Year Ended December 31, 2006

Investment Income:
Interest	$439,298
Dividends	298,872
Total Investment Income	738,170
Expenses:
Increase in estimated liquidation period expenses	62,511
Net Investment Income	675,659

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments*	(22,078,147)
Net change in unrealized depreciation of investments	24,238,292
Net Gain on Investments	2,160,145
Increase in Net Assets from Operations	$2,835,804

*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with net realized loss of $3,609,336.

See Notes to Financial Statements.

Statements of Changes in Net Assets
(liquidation basis)

	Year Ended December 31,
	2006	2005
Operations:
Net investment income	$675,659	$1,163,777
Net realized loss on investments	(22,078,147)	(29,266,449)
Net change in unrealized depreciation of investments	24,238,292	21,266,873
Increase (Decrease) in Net Assets from Operations	2,835,804	(6,835,799)

Distributions to Stockholders:
Return of capital (per share: $0.20 and $0.75)	(2,949,550)	(11,057,580)
Decrease in Net Assets from Distributions	(2,949,550)	(11,057,580)
Decrease in Net Assets	(113,746)	(17,893,379)

Net Assets:
Beginning of year	29,663,234	47,556,613
End of Year (net of accumulated net investment loss of $13,998 for 2005)	$29,549,488	$29,663,234

See Notes to Financial Statements.

Statement of Cash Flows   (liquidation basis)
For the Year Ended December 31, 2006

Cash Flows From Operating Activities:
Increase in net assets from operations	$2,835,804
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Cost of purchases of investment securities	(4,618,801)
Proceeds from disposition of investment securities	6,487,870
Purchases of short-term investment securities, net	1,428,464
Increase in interest and dividend receivable	(2,372)
Decrease in other assets	5,430
Decrease in accrued liquidation period expenses and other liabilities	(1,026,574)
Net realized loss on investments	22,078,147
Net change in unrealized depreciation of investments	(24,238,292)
Net Cash Provided by Operating Activities	2,949,676

Cash Flows From Financing Activities:
Distribution paid to Stockholders	(2,949,550)
Net Cash Used in Financing Activities	(2,949,550)

Net Increase in Cash	126

Cash balance at beginning of year	404
Cash Balance at End of Year	$530

See Notes to Financial Statements.

Notes to Financial Statements   (liquidation basis)

1.   Liquidation — On February 25, 2004, the stockholders of Seligman New Technologies Fund, Inc. (the “Fund”) approved two proposals: (i) a plan of complete liquidation and dissolution of the Fund (the “Plan”); and (ii) the elimination of the Fund’s fundamental investment policy of making quarterly repurchase offers for its common stock. As a result, the last quarterly share repurchase offer was completed on January 9, 2004.

In accordance with the Plan, J. & W. Seligman & Co. Incorporated (the “Manager”) will continue to oversee the assets of the Fund and has the authority to sell or otherwise dispose of the Fund’s assets in such a manner as the Manager deems advisable. The Manager will effect the orderly liquidation of the Fund over such time as it determines, in its sole discretion, is appropriate to maximize the value of the Fund’s portfolio. Shortly following the approval of the Plan, the Manager sold most of the Fund’s publicly-traded securities.

Under the Plan, the Manager may make additional investments only in (a) short-term liquid securities for cash management purposes; (b) limited partnership interests as required by the Fund’s outstanding contractual commitments to limited partnerships; and (c) companies the securities of which are at the time held in the Fund’s portfolio (“Follow-on Investments”), but only if the Manager determines (i) that the securities of that company may not at that time be sold or may be sold only at a disadvantageous price and (ii) that making such additional investment is necessary or advisable to protect the Fund from dilution or other reduction in value, and in any case only to the extent that the Fund has, at that time, sufficient liquid assets with which to make such additional investment.

From the proceeds of the liquidation of assets, the Fund may retain or set aside in a reserve amounts necessary (i) to discharge any unpaid liabilities on the Fund’s books after all remaining assets have been liquidated or written off and (ii) to pay or otherwise provide for such contingent or unascertained liabilities as the Fund shall reasonably deem to exist. The Fund also intends to reserve sufficient liquid assets to satisfy the balance of contractual commitments to make additional capital contributions to two limited partnerships (Note 7) and Follow-on Investments, and to pay Liquidation Period Expenses (as defined below) and any other operating expenses.

Due to the illiquid nature of the Fund’s assets as of December 31, 2006, and because a ready market does not exist for these assets, the liquidation process may take several years or more. As liquidity occurs in the remainder of the portfolio by such events as acquisitions, mergers, IPOs or sales of holdings, proceeds will be distributed to stockholders on a pro rata basis to the extent they exceed amounts needed for reserves. The Fund is unable to predict when such liquidity will occur and, consequently, when stockholders can expect to receive distributions. It is also possible that stockholders will receive only small distributions, if companies held by the Fund fail or the Manager can sell a security for only a small portion of its current value. The Fund made liquidation distributions to stockholders on August 4, 2004, February 23, 2005, August 16, 2005, and December 7, 2006.

As a result of the approval of the proposals described above, the Fund changed its basis of accounting from the going concern basis to the liquidation basis effective February 25, 2004. Accordingly, on that date, the Fund accrued as a liability an estimate of operating expenses expected to be incurred during the liquidation period (“Liquidation Period Expenses”). This accrual was a non-cash charge that reduced the Fund’s net asset value. As a non-cash charge, the Fund’s available cash was not affected. The Fund’s estimate of Liquidation Period Expenses at February 25, 2004 was equal to approximately $7,700,000, or approximately $0.52 per share, based on 14,744,393 shares outstanding after the January 9, 2004 repurchase. This estimate was based, in part, on the Manager’s best estimate of when the value of certain holdings will be realized and cash distributed to stockholders. The estimate included approximately $3,300,000 of management fees, $1,300,000 of stockholder account services, $1,100,000 of stockholder servicing fees, and $2,000,000 of other expenses. The accrued liability is adjusted from time to time based on changes in the Fund’s actual net assets, changes in expectations of the timing of future distributions and actual expenses incurred. For

Notes to Financial Statements   (liquidation basis)

the year ended December 31, 2006, actual expenses incurred aggregated $1,088,896. At December 31, 2006, the balance of estimated Liquidation Period Expenses was $3,721,931.

The decrease in the balance of estimated Liquidation Period Expenses for the year ended December 31, 2006 resulted from the following:

Balance at December 31, 2005		$4,736,287
Increase in estimated liquidation period expenses		62,511
Expenses paid:
Management fee	$(410,529)
Stockholder account services	(371,486)
Stockholder servicing fee	(152,984)
Other expenses	(141,868)
Total expenses paid		(1,076,867)
Balance at December 31, 2006		$3,721,931

The Manager has undertaken to reduce its management fee from February 26, 2004 until the liquidation of the Fund is completed, subject to annual renewal by the Fund’s Board of Directors (the “Board”). The reduced fee rate was 1.50% per annum of the Fund’s average daily net assets for the period February 26, 2004 through December 31, 2005. Effective January 1, 2006, the Manager and the Board agreed that the Manager irrevocably reduce the management fee rate to 1.25% per annum of the Fund’s average daily net assets.

On February 14, 2007, the Fund filed Form 8-K with the Securities and Exchange Commission indicating that it signed letters of intent agreeing to sell its restricted securities. See Note 11 for further information.

2.   Significant Accounting Policies — The financial statements of the Fund for the year ended December 31, 2006, have been prepared on a liquidation basis of accounting in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.   Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Manager based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

The Fund owns securities of privately-owned technology companies. These are referred to as venture capital companies. There can be no assurances that any of the venture capital companies in which the Fund is invested will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales.

Notes to Financial Statements   (liquidation basis)

Venture capital investments are valued at fair value, which is cost unless the Manager determines, pursuant to the Fund’s valuation procedures, that such a valuation no longer reflects fair value. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities of the company to the Fund or to third parties at different prices or terms, if a company is acquired by another company, if a company in which the Fund invests undertakes an initial public offering, if a firm offer is received to acquire the Fund’s securities (each, a market clearing event), or if the company’s operating results vary from projected results. In such situations, the Fund’s investment is revalued in a manner that the Manager, following procedures approved by the Board, determines best reflects its fair value. In the case of a market-clearing event, the investment is valued based on the terms and conditions of the event. In the absence of a market clearing event, the valuation is determined using one of several methods including a discounted cash flow, discounted earnings or comparable revenues model using assumptions set by the Manager based on the company’s results and/or plans.

The Fund may also hold restricted securities of a class that has been sold to the public. The fair valuation of these restricted securities is often the market value of the publicly-traded shares less a discount to reflect contractual or legal restrictions limiting resale.

At December 31, 2006, market quotations were not readily available for venture capital securities valued at $24,638,873 (83.4% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

b.   Receivables Held in Escrow — In certain instances when the Fund sells an investment, a portion of the proceeds is held in escrow by the purchaser and may be subject to claims by various parties for periods that may be as long as two years from the date of sale. The Fund values the amounts held in escrow at its best estimate of the amounts that it will ultimately receive when the claim period expires. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the amounts the Fund may actually receive.

c.   Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d.   Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The Fund removes investments with no value from its portfolio when it is permitted to recognize the loss on such investments for federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.   Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

f.   Distributions to Stockholders — Distributions to Stockholders are recorded on ex-dividend date.

3.   Management Fee and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. For the year ended December 31, 2006, the Manager received a fee, calculated daily and payable monthly, equal to $404,908 or 1.25% per annum of the Fund’s average daily net assets. At December 31, 2006, $32,362 of such fee was payable to the Manager.

Notes to Financial Statements   (liquidation basis)

For the year ended December 31, 2006, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $371,486 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of December 31, 2006, the Fund’s potential obligation under the Guaranties is $30,300. As of December 31, 2006, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s stockholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

For the year ended December 31, 2006, fees paid to directors aggregated $3,653. The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The accumulated balance at December 31, 2005 of $13,998 was paid to the participating director in January 2006. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. As of December 31, 2006, no directors were participating in the deferred compensation arrangement.

4.   Stockholder Servicing Fee — Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the year ended December 31, 2006, such fees aggregated $153,258 or 0.47% per annum of the Fund’s average daily net assets.

5.   Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2006 amounted to $4,618,801 and $6,467,117, respectively.

6.   Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

Notes to Financial Statements   (liquidation basis)

At December 31, 2006, the cost of investments for federal income tax purposes was $92,419,599. The tax basis cost was lower than the cost for financial reporting purposes primarily due to the realization for tax purposes of unrealized losses on investments in limited partnerships of $524,938.

At December 31, 2006, the tax components of accumulated earnings (losses) were as follows:

Gross unrealized appreciation of portfolio securities	$4,754,458
Gross unrealized depreciation of portfolio securities	(64,837,184)
Net unrealized depreciation of portfolio securities	(60,082,726)
Capital loss carryforward	(408,246,834)
Timing differences (post-October losses)	(11,908,624)
Total accumulated losses	$(480,238,184)

For the years ended December 31, 2006 and 2005, the tax characterization of distributions paid to stockholders was the same as for financial reporting purposes.

At December 31, 2006, the Fund had a net capital loss carryforward for federal income tax purposes of $408,246,834, which is available for offset against future taxable net capital gains, with $80,213,867 expiring in 2009, $228,054,836 expiring in 2010, $31,614,312 expiring in 2011, $15,706,899 expiring in 2012, $27,342,153 expiring in 2013 and with $25,314,767 expiring in 2014. The amount was determined after adjustments for certain differences between financial reporting and tax purposes. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

In addition, from November 1, 2006 through December 31, 2006, the Fund incurred $11,908,624 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ended December 31, 2007. These losses will be available to offset future taxable net gains.

7.   Limited Partnership Commitments — In connection with the Fund’s investments in certain limited partnerships, the Fund is contractually committed to make additional capital contributions of up to $2,062,258, if and when the partnerships request such contributions. At December 31, 2006, the capital commitments and expiration dates were as follows:

Amount	Expiration Date for New Investments by the Partnerships	Final Expiration Date
$1,260,000	September 2006	November 2010
802,258	March 2007	March 2011

Notes to Financial Statements   (liquidation basis)

8.   Affiliated Issuers — As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of affiliated issuers during the year ended December 31, 2006, is as follows:

Affiliate	Beginning Shares	Gross Purchases and Additions	Gross Sales and Reductions		Ending Shares		Realized Loss	Ending Value
Access Data (Class A) (common stock)	3,190,909	—	—		3,190,909		—	$1,053,000
Conventor (common stock)	4,196,058	—	—		4,196,058		—	—
FlashPoint Technology (Series E)	1,037,037	—	—		1,037,037		—	—
Geographic Network Affiliates International (Series A)	63,200	—	—		63,200		—	—
Index Stock Imagery (Series A Sr.)	1,356,509	—	1,356,509		—		$(3,609,336)	—
NeoPlanet (Series C)	1,344,302	—	—		1,344,302		—	—
Sensable Technologies (Series C)	489,458	—	489,458	(1)	—		—	—
Sensable Technologies (common stock)	2,569,299	489,458	—		3,060	(2)	—	—
Total							$(3,609,336)	$1,053,000

(1)  Series C Preferred Stock converted to shares of Common Stock.

(2)  Received as a result of a 1-for-1,000 reverse stock split.

9.   Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. The Manager’s review of frequent trading appropriately did not include Seligman New Technologies Fund because it is a closed-end investment company. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in Seligman mutual funds. All three had already been terminated prior to the end of September 2002. None of these arrangements involved Seligman New Technologies Fund.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund.

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the

Notes to Financial Statements   (liquidation basis)

foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, Seligman Advisors, Inc. and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur. Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Notes to Financial Statements   (liquidation basis)

10.   Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and, in accordance with recent SEC guidance, can be implemented within the first required financial statement reporting period. Accordingly, the Fund will incorporate the effects, if any, of FIN 48 in its semi-annual report for the six months ended June 30, 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

11.   Subsequent Event — Possible Sale of Restricted Securities — On February 14, 2007, the Fund filed Form 8-K with the Securities and Exchange Commission indicating that it signed letters of intent agreeing to sell its restricted securities, including the limited partnership interests in certain investment funds. Although letters of intent have been executed, the Fund cannot provide any assurances that a transaction or transactions will occur or, if any such transaction or transactions do occur, as to the amount of the net proceeds to the Fund.

The sales of these various securities are subject to negotiation and execution of one or more definitive purchase and sale agreements and other conditions, including approval of the Fund’s Board of Directors and obtaining any necessary third-party consents and approvals and satisfaction of issuer-specific sale conditions.

To the extent any transactions occur, the Fund’s Manager believes that they are likely to occur in one or more closings over the next 60 to 90 days. It is anticipated that the net proceeds from the sales will be made available to stockholders within 60 to 90 days following the date of the last closing.

If final purchase and sale agreements are executed, the Fund will reduce its accrual for estimated liquidation period expenses by a substantial amount to reflect the shortened period in which the liquidation is expected to occur, which would have the effect of increasing the Fund’s net assets.

Financial Highlights

The table below is intended to help you understand the Fund’s financial performance for the years presented. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. Total return shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your capital gain distributions and your return of capital distributions were taken in cash. Total returns do not reflect any taxes or sales charges.

	Year Ended December 31,
	(liquidation basis)
	2006	2005	2004†		2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$2.01	$3.23	$4.72		$4.83	$12.11
Income (Loss) from Investment Operations:
Net investment income (loss)	0.05	0.08	(0.45	)*	(0.16)	(0.23)
Net realized and unrealized gain (loss) on investments	0.14	(0.55)	(0.74)		0.05	(7.05)
Total from Investment Operations	0.19	(0.47)	(1.19)		(0.11)	(7.28)
Less Distributions:
Return of capital	(0.20)	(0.75)	(0.30)		—	—
Net Decrease in Net Asset Value	(0.01)	(1.22)	(1.49)		(0.11)	(7.28)
Net Asset Value, End of Year	$2.00	$2.01	$3.23		$4.72	$4.83
Total Return	9.45%	(14.55)%	(25.21	)%**	(2.28)%	(60.12)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$29,549	$29,663	$47,557		$73,192	$89,380
Ratio of expenses to average net assets	0.19%	—	12.71	%*	3.69%	3.08%
Ratio of net investment income (loss) to average net assets	2.09%	2.87%	(10.75	)%*	(3.58)%	(3.04)%
Portfolio turnover rate	17.24%	7.27%	17.88%		39.86%	147.87%

*	Including the effect of the remaining balance of estimated liquidation period expenses of $5,960,000, equivalent to $0.40 per share or 9.59% per annum of average daily net assets.

**	Excluding the effect of certain payments received from the Manager in 2004, total return would have been (25.30)%.

†	On February 25, 2004, the Fund adopted liquidation-basis accounting.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Stockholders,
Seligman New Technologies Fund, Inc.:

We have audited the accompanying statement of assets and liabilities (liquidation basis) of Seligman New Technologies Fund, Inc. (the “Fund”), including the portfolio of investments (liquidation basis), as of December 31, 2006, and the related statements of operations (liquidation basis) and cash flows (liquidation basis) for the year then ended, the statements of changes in net assets (liquidation basis) for each of the two years in the period then ended, and the financial highlights (liquidation basis) for each of the three years in the period then ended. In addition, we have audited the accompanying financial highlights for each of the two years in the period ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the Fund’s custodian and with investee companies. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, the stockholders of the Fund approved a plan of complete liquidation and dissolution on February 25, 2004, and the Fund commenced liquidation shortly thereafter. As a result, the Fund changed its basis of accounting from the going concern basis to the liquidation basis effective February 25, 2004.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position (liquidation basis) of Seligman New Technologies Fund, Inc. as of December 31, 2006, the results of its operations (liquidation basis) and its cash flows (liquidation basis) for the year then ended, the changes in net assets (liquidation basis) for each of the two years in the period then ended and the financial highlights (liquidation basis) for each of the three years in the period then ended, and the financial highlights for each of the two years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2007

Federal Tax Status of 2006 Distribution

In December of 2006, the Fund made a distribution to stockholders of $0.20 per share. The payment represented a distribution in accordance with the Plan of Complete Liquidation and Dissolution approved by stockholders in February 2004.

In general, the distribution should be treated as a non-taxable event and should not be reported on your tax return. The distribution should be used to reduce the cost basis of your Fund shares. If the amount of the distribution exceeds the amount of the cost basis of your Fund shares, such excess would be reportable as a capital gain. (Any realized capital loss on your investment may be reported only after you have received the final liquidation distribution.)

Because the distribution is a partial payment of a corporate liquidation, you may need to attach a statement to your tax return with certain information describing the payment. This statement will be required if you owned at least one percent (by vote or value) of the total outstanding stock of the Fund immediately prior to any distribution during the year. We have provided information below that we believe will be applicable for most situations.

Since each investor’s individual circumstances are different, we suggest that you consult with your tax advisor as to the proper treatment of the distribution and any required tax disclosures.

Statement pursuant to Treasury Regulation 1.331-1 (d)

Name, Address, and Federal tax identification number of the Fund:

Seligman New Technologies Fund, Inc.
100 Park Avenue
New York, NY 10017

Federal tax identification number: 13-4064344

Tax year to which this applies: 2006

Circumstances of liquidation:

The stockholders of the Seligman New Technologies Fund, Inc. (the “Fund”) approved a Plan of Complete Liquidation and Dissolution in February 2004. The Fund made a partial liquidation payment in December 2006. The Fund has advised that the exact amount of time the liquidation process will take cannot be estimated due to the fact that most of the Fund’s remaining holdings are venture capital securities for which no ready market exists. It is expected that the process will take at least five years to complete.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The directors of Seligman New Technologies Fund, Inc. unanimously approved the continuance of the Management Agreement with the Manager at a meeting held on November 15, 2006.

Prior to approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund, the overall arrangements between the Fund and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager under the Management Agreement. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

addressed, among other matters: the action brought in September 2005 by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; and the action brought in September 2006 by the Attorney General against the Manager, Seligman Data Corp., the president of the Manager and Seligman Advisors, Inc. (“Seligman Advisors”) relating to market timing and also claiming that the fees charged by the Manager are excessive. The directors also noted the indication in September 2005 by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters referred to above, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability

The directors reviewed information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data of the Fund. The directors reviewed with the Manager’s chief financial officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Investment Performance

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The directors reviewed performance information for the Fund covering a wide range of periods, including the first nine months of 2006, the preceding six calendar years and annualized one-, three- and five-year rolling periods ended September 30, 2006.

The directors reviewed information showing performance of the Fund compared to other funds in the Lipper Science & Technology Funds Average, the Goldman Sachs Technology Indexes and the Goldman Sachs Technology Blended Index (consisting of four equally weighted components of the Goldman Sachs Technology Indexes: Semiconductor, Multimedia Network, Internet and Software), and to a group of competitor funds selected by the Manager. The directors noted that the Fund’s

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

results were below its benchmarks for the five-year period, but that the comparative information showed improvement in the Fund’s results against its benchmarks in the most recent periods. For the first nine months of 2006, the Fund’s results were significantly above its benchmarks. The Manager reminded the directors that, because the Fund was in liquidation, it was no longer making any new investments and was instead seeking only to accomplish the orderly liquidation of its existing portfolio of private equity investments, a process that included monitoring those investments, making follow-on investments to the extent necessary to prevent disadvantageous dilution, and participating in negotiations relating to follow-on investments and the ultimate sale of a position. The directors considered the Fund’s particular, and highly unusual, situation as a fund in liquidation over a period of years and the undesirability of alternatives such as liquidating the portfolio on an accelerated basis at disadvantageous prices. The directors concluded that they retained confidence in the Manager’s capabilities to continue to manage the liquidation of the Fund’s investments.

Management Fee and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the fees the Manager charges other clients with investment objectives similar to those of the Fund.

The directors compared the Fund’s management fee rate to the rate paid by a subset of funds, with assets more nearly comparable to those of the Fund, in the combined Lipper Science & Technology/Small-Cap Growth Funds category (the “Lipper peer group”). In addition, the directors reviewed information provided by the Manager presenting the management fee for other registered funds which present similar characteristics to the Fund, such as type of fund and investments in restricted securities (the “selected peer group”). The information showed that the Fund’s current effective management fee rate was materially higher than both the median and average fee management rates for the Lipper peer group. The Manager explained that this difference appeared to result from the fact that the Lipper group consisted of open-end funds that invested primarily in liquid securities, whereas the Fund’s management fee rate reflected its investment objective of investing a substantial portion of its assets in private equity. When compared to the funds in the selected peer group, the directors noted that the Fund’s management fee rate was well within the range of the management fee rates paid by those funds. The Manager also noted that the fact that the Fund was in liquidation had resulted in substantial reductions in the Manager’s fees for managing the Fund apart from the fee rate reductions that the Manager has agreed to since February 2004.

The Manager noted that two unregistered investment companies, with investment objectives similar to those of the Fund (both of which are also in liquidation), whose shares are primarily sold outside of the United States, are clients of the Manager. The management fee rate charged to one of the companies is the same as that charged to the Fund and the management fee rate charged to the other is somewhat lower that that charged to the Fund.

Matters Relating to the Directors’
Consideration of the Continuance of the
Management Agreement

The Manager reminded the directors that the Fund had incurred a lump-sum accrual of expenses in connection with its determination to liquidate in 2004. As such, no expenses for which sums were not already accrued and accounted for were incurred in 2005 and only a modest amount of expenses were accrued in 2006 to date. The directors understood that due to the Fund’s circumstances, it was not meaningful to compare the Fund’s expense ratio with that of other funds.

Economies of Scale

The directors noted that the management fee schedule for the Fund does not contain any breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the absence of breakpoints in the Fund’s fee rate schedule was acceptable under the Fund’s circumstances.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman New Technologies Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
John R. Galvin (77)[1,3] • Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, he was a Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

Frank A. McPherson (73)[2,3] • Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products) and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (64)[1,3] • Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

Leroy C. Richie (65)[1,3] • Director: 2000 to Date • Oversees 60 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

See footnotes on page 29.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Robert L. Shafer (74)[2,3] • Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (71)[1,3] • Director: 1999 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

Interested Directors and Principal Officers
William C. Morris* (68) • Director and Chairman of the Board: 1999 to Date • Oversees 61 Portfolios in Fund Complex
Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino* (54) • Director and President: 1999 to Date • Chief Executive Officer: 2002 to Date • Oversees 60 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and, with the exception of Seligman Cash Management Fund, Inc., Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; and Chairman, Seligman Data Corp. Formerly, Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Eleanor T.M. Hoagland (55) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.
Richard M. Parower (41) • Vice President and Co-Portfolio Manager: 2002 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Global Fund Series, Inc. and Portfolio Manager of its Global Technology Fund, Vice President and Co-Portfolio Manager of Seligman New Technologies Fund II, Inc., Vice President, Seligman Portfolios, Inc. and Portfolio Manager of its Global Technology Portfolio. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated; Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998 to April 2000.

See footnotes on page 29.

Directors and Officers

Independent Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Thomas G. Rose (49) • Vice President: 2000 to Date
Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Reema D. Shah (34) • Vice President and Co-Portfolio Manager: 2005 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Seligman New Technologies Fund II, Inc. Formerly, Senior Transaction Processing Analyst with CS First Boston.

Lawrence P. Vogel (50) • Vice President: 1999 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer, Seligman Data Corp.

Lauren Wu (34) • Vice President and Co-Portfolio Manager: 2005 to Date
Senior Vice President, Investment Officer, and Head of Venture Capital Investments, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Seligman New Technologies Fund II, Inc. Formerly, Associate, Wasserstein Ventures.

Frank J. Nasta (42) • Secretary: 1999 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. 1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com. 1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. 1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

1  The website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report.

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This report is intended only for the information of stockholders of the Fund.

CENT2 12/06

ITEM 2.	CODE OF ETHICS.

As of December 31, 2006, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$68,105	$64,865
Audit-Related Fees	–	–
Tax Fees	2,500	2,350
All Other Fees	–	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2006	2005
Audit-Related Fees	$95,510	$80,560
Tax Fees	11,955	8,000
All Other Fees	–	–

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) testing of the registrant’s stockholder service agent’s conversion to a new record-keeping system. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s stockholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $109,965 and $90,910, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

J. & W. Seligman & Co. Incorporated (“Seligman”), as the registrant’s (the “Fund”) investment manager, will vote the proxies relating to the Fund’s portfolio holdings.

Introduction. On behalf of the Fund, one or more independent third parties under the supervision of Seligman votes the proxies of the securities held in the Fund’s portfolio in accordance with Seligman's criteria of what is in the best interests of the Fund’s stockholders.

The financial interest of the stockholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and to ensure that voting is accomplished in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund's stockholders. As a result, Seligman’s policy generally is to abstain from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolio of the Fund will be received, processed and voted by one or more independent third parties under the supervision of Seligman pursuant to the guidelines (the “Guidelines”) established by Seligman’s Proxy Voting Committee (the “Committee”). A description of the Guidelines can be found below.

The Committee was established to set Seligman’s policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of Seligman’s Chief Investment Officer (Chair), Seligman’s Chief Financial Officer and Seligman’s General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on proposals to be acted upon at stockholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests. Seligman’s Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors or any Seligman affiliate. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman’s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the stockholders of the Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee’s members must approve any deviation from the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman’s investment professionals, when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

Guidelines Summary. The Guidelines are briefly described as follows:

1.

Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to stockholder meetings.

2.

Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3.

Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4.

Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of stockholders (e.g., all such plans must specifically prohibit repricing).

5.	Seligman generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.
6.

Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended stockholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7.	Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.
8.	Seligman will vote for proposals to effect stock splits.
9.	Seligman will vote for proposals authorizing share repurchase programs.
10.	Seligman will vote against authorization to transact unidentified business at the meeting.
11.	Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.
12.	Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.
13.	Seligman will vote against all proposals where the company did not provide adequate information to make a decision.
14.	Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov <http://www.sec.gov>. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information pertaining to the portfolio managers of the registrant, as of March 9, 2007, is set forth below.

Richard M. Parower (41) • Vice President: 2003 to Date • Co-Portfolio Manager: 2002 to Date

Mr. Richard M. Parower, who joined Seligman in April 2000, is a Managing Director of Seligman and Vice President and Co-Portfolio Manager of the Fund. He is also Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of Seligman Global Technology Fund. Mr. Parower is also a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Global Technology Portfolio, and Vice President and Co-Portfolio Manager of Seligman New Technologies Fund II, Inc. Mr. Parower provides portfolio management services for certain private and offshore funds, including Funds using long and short strategies. With respect to the Fund, Mr. Parower provides research and contributions to the investment decisions with respect to companies in the application software, information technology services and international sectors.

Reema D. Shah (34) • Vice President and Co-Portfolio Manager: 2006 to Date

Ms. Reema D. Shah, a Managing Director of Seligman, joined Seligman in November 2000. Ms. Shah is Vice President and Co-Portfolio Manager of the Fund, Seligman Communications and Information Fund and Seligman New Technologies Fund II, Inc., and Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman Communication and Information Portfolio. Ms. Shah provides portfolio management services for certain private and offshore funds, including funds using long and short strategies. With respect to the Fund, Ms. Shah provides research and contributions to the investment decisions with respect to companies in the internet, consumer and enterprise software, and education sectors.

Lauren Wu (34) • Vice President and Co-Portfolio Manager: 2006 to Date

Senior Vice President, Investment Officer of Seligman; Chief Financial Officer, Venture Capital Investments of Seligman; and Co-Portfolio Manager of Seligman New Technologies Fund II, Inc. Ms. Wu joined Seligman in April of 2001. Ms. Wu co-manages the Fund through her research and contributions to the investment decisions with respect to companies in the media and Chinese technology sectors, and private investments.

For purposes of this discussion, each of the registrant’s Co-Portfolio Managers is referred to herein as a “Portfolio Manager” and collectively as the “Portfolio Managers.” The following tables set forth certain additional information with respect to the Portfolio Managers of the registrant. The information is provided as of December 31, 2006.

Other Accounts Managed by Portfolio Managers. Table A below identifies, for each of the Portfolio Managers, the number of accounts managed (other than the registrant) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Table B identifies, for each of the Portfolio Managers, only those accounts that have an advisory fee based on performance of the account. For purposes of these tables, each series or portfolio of a registered investment company will be counted as a separate registered investment company.

Table A

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard M. Parower	5 Registered Investment Companies with approximately $4.3 billion in total assets under management.	10 Pooled Investment Vehicles with approximately $1.3 billion in total assets under management.	3 Other Accounts with approximately $461,000 in total assets under management.

Reema D. Shah	5 Registered Investment Companies with approximately $4.3 billion in total assets under management.	10 Pooled Investment Vehicles with approximately $1.3 billion in total assets under management.	4 Other Accounts with approximately $698,000 in total assets under management.
Lauren Wu	1 Registered Investment Company with approximately $71 million in total assets under management.	3 Pooled Investment Vehicles with approximately $45 million in total assets under management.	9 Other Accounts with $1.6 million in total assets under management.

Table B

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard M. Parower	0 Registered Investment Companies.	6 Pooled Investment Vehicles with approximately $1.1 billion in total assets under management.	0 Other Accounts.
Reema D. Shah	0 Registered Investment Companies.	6 Pooled Investment Vehicles with approximately $1.1 billion in total assets under management.	0 Other Accounts.
Lauren Wu	0 Registered Investment Companies.	1 Pooled Investment Vehicles with approximately $2 million in total assets under management.	0 Other Accounts.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine Portfolio Manager’s compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a Portfolio Manager’s management of the registrant’s investments and investments in other accounts.

Compensation:

As compensation for their responsibilities, each of Mr. Parower and Mses. Shah and Wu received a base salary and bonus for the year ended December 31, 2006.

The bonuses were allocated (as described below) from a bonus pool which is based upon (i) the weighted-average pre-tax investment performance of the Seligman funds and institutional accounts managed by Seligman’s Technology Group (other than those attributable to funds that invest a substantial portion of their assets in securities of private companies) as compared with the investment results of a group of competitor funds over a rolling three-year period (ending November 30th); (ii) the annual revenues generated from such Seligman funds and accounts, and (iii) a portion of the management and performance fees generated for Seligman’s privately offered hedge funds.

The allocation of bonuses from the pool to each Portfolio Manager was based on numerous qualitative and quantitative factors relating to the particular portfolio manager, which included, among other things, an evaluation of: skills as a research analyst (i.e., quality of research); particular contributions to their investment team (as well as their contributions to other Seligman investment teams); ability to take initiative with respect to new roles/responsibilities; leadership abilities and potential for growth as a Portfolio Manager; ability to assimilate new concepts and ideas; ability to work within a team structure; and the competitive environment for the Portfolio Manager’s services. Mr. Wick, head of the Seligman Technology Group, reviewed the allocations with the President of Seligman prior to the payment of bonuses. Mr. Wick retained the balance of the pool, after allocating to each of the above Portfolio Managers and other members of Seligman’s Technology Group.

In addition to the above, Ms. Wu received a discretionary bonus paid by Seligman based on the same criteria used to determine the allocation of bonuses from the pool.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the Portfolio Managers of the registrant have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the registrant (“Other Accounts”). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the registrant. This may create a potential conflict of interest for Seligman or its Portfolio Managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the Portfolio Managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. A conflict may also arise to the extent that Seligman advises multiple accounts which own different capital structures of an issuer (e.g., bonds versus common stocks). This conflict may be more pronounced if such an issuer files for bankruptcy and Seligman participates in negotiations to restructure that issuer.

Employees of Seligman, including Portfolio Managers, may engage in personal trading, subject to Seligman’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, Portfolio Mangers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of December 31, 2006, the Portfolio Managers did not own shares of the registrant’s securities.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN NEW TECHNOLOGIES FUND, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 9, 2007

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 9, 2007

SELIGMAN NEW TECHNOLOGIES FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.

EXHIBIT ITEM 12 (a)(1)

CODE OF ETHICS

FOR PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS

(Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002)

I.	Covered Officers/Purpose of the Code

This code of ethics (the “Code”) for each of the registered investment companies managed by J. & W. Seligman & Co. Incorporated (“Seligman”) (collectively, “Funds” and each a “Fund”) applies to each Fund’s Principal Executive Officer and Principal Financial Officer (the “Covered Officers” each of whom is set forth in Exhibit A) for the purpose of promoting:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•

full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by a Fund;

•	compliance with applicable laws and governmental rules and regulations;

•	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II.	Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview.

A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, a Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund.

Certain conflicts of interest arise out of the relationships between Covered Officers and a Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (“Investment Company Act”) and the Investment Advisers Act of 1940 (“Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with a Fund because of their status as “affiliated persons” of the Fund. The Funds’ and Seligman’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and Seligman of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for a Fund or for Seligman, or for both), be involved in establishing policies and implementing decisions that will have different effects on Seligman and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between a Fund and Seligman and is consistent with the performance by the Covered Officers of their duties as Officers of the Fund. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of a Fund.

*               *               *

Each Covered Officer must:
•

not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by a Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;

•	not cause a Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund;

•	report at least annually any business affiliations or other business relationships (including those of immediate family members) that have the potential to raise conflicts of interests.

These are some conflicts of interest situations that should not occur unless specifically pre-approved by Seligman’s General Counsel, Associate General Counsel or Director of Compliance:

•	service as a director on the board of any public or private company;

•	the receipt of any gifts of significant value or cost from any company with which a Fund has current or prospective business dealings;

•

the receipt of any entertainment from any company with which a Fund has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent nor so extensive as to raise any question of impropriety;

•

any ownership interest in, or any consulting or employment relationship with, any of the Fund’s non-public service providers, other than Seligman, Seligman Advisors, Inc., Seligman Services, Inc., Seligman Data Corp. or any affiliated person thereof;

•

a direct or indirect financial interest in commissions, transaction charges or spreads paid by a Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

III.	Disclosure and Compliance

•	each Covered Officer should familiarize himself with the disclosure requirements generally applicable to a Fund;

•

each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about a Fund to others, whether within or outside the Fund, including to the Fund’s directors and auditors, and to governmental regulators and self-regulatory organizations;

•

each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of a Fund and Seligman with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

•	it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV.	Reporting and Accountability

Each Covered Officer must:

•	upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

•	annually thereafter affirm to the Board that he has complied with the requirements of the Code;

•	not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

•	notify Seligman’s General Counsel, Associate General Counsel or Director of Compliance promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code.

Seligman’s General Counsel (or his designee) is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. However, any approvals or waivers granted to the Covered Officer will be promptly reported to the Chairman of the appropriate Fund’s Board Operations Committee and reported to the appropriate Fund’s Board at its next regular meeting.

The following procedures will be followed in investigating and enforcing this Code:

•	Seligman’s General Counsel (or his designee) will take all appropriate action to investigate any potential violations reported to him;

_________________________

1 The General Counsel (or his designee) is authorized to consult, as appropriate, with counsel to the Funds and the Independent Directors, and is encouraged to do so.

2 “Waiver” is defined as “the approval by the registrant of a material departure from a provision of the code of ethics” and “implicit waiver,” which must also be disclosed, is defined as “the registrant’s failure to take action within a reasonable period of time regarding a material departure from a provision of the code of ethics that has been made known to an executive officer” of the registrant.

•	if, after such investigation, Seligman’s General Counsel believes that no violation has occurred, he is not required to take any further action;

•	any matter that the General Counsel believes is a violation will be reported to the appropriate Board;

•

if the appropriate Board concurs that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of Seligman or its board; or a recommendation to dismiss the Covered Officer; and

•	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.	Other Policies and Procedures

This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, Seligman, Seligman Advisors, Inc., Seligman Services, Inc., Seligman Data Corp., or other service providers or any of their affiliates govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds’, Seligman’s and Seligman Advisors, Inc.’s and their affiliates’ codes of ethics under Rule 17j-1 under the Investment Company Act and any other policies and procedures of such entities are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.	Amendments

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board of each Fund, including a majority of the independent directors.

VII.	Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Fund’s Board and its counsel, members of Seligman’s Board of Directors and members of Seligman’s Law and Regulation Department.

VIII.	Internal Use

This Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Fund, as to any fact, circumstance, or legal conclusion.

September 18, 2003

Exhibit A

Persons Covered by this Code of Ethics

Principal Executive Officer	-	Brian T. Zino
Principal Financial Officer	-	Lawrence P. Vogel